UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	March 1, 2010

Integra LifeSciences Holdings Corporation
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	000-26244	510317849
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

311 Enterprise Drive, Plainsboro, New Jersey		08536
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	609-275-0500

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 2.02 Results of Operations and Financial Condition.

On March 1, 2010, Integra LifeSciences Holdings Corporation (the "Company") issued a press release announcing financial results for the quarter and year ended December 31, 2009 (the "Press Release"). A copy of the Press Release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference into this Item. In the financial statements portion of the Press Release, the Company has included a reconciliation of GAAP revenues to adjusted revenues for the quarter and year ended December 31, 2009, and GAAP net income to adjusted earnings before interest, taxes, depreciation and amortization ("EBITDA") and adjusted EBITDA excluding stock-based compensation, GAAP net income to adjusted net income and adjusted net income excluding intangible asset amortization, and GAAP earnings per diluted share to adjusted earnings per diluted share and adjusted earnings per diluted share excluding intangible asset amortization used by management for the quarters and years ended December 31, 2009 and 2008.

The information contained in Item 2.02 of this Current Report on Form 8-K (including the Press Release and selected historical financial information) is being furnished and shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that Section. The information contained in Item 2.02 of this Current Report on Form 8-K (including the Press Release and selected historical financial information shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in any such filing.

Discussion of Adjusted Financial Measures

In addition to our GAAP results, we provide adjusted revenues, adjusted EBITDA, adjusted EBITDA excluding stock-based compensation, adjusted net income, adjusted net income excluding intangible asset amortization, adjusted earnings per diluted share and adjusted earnings per diluted share excluding intangible asset amortization. Adjusted revenues consist of growth in total revenues excluding the effects of currency exchange rates on the current period’s revenues. The various measures of adjusted EBITDA consist of GAAP net income, excluding: (i) income taxes, (ii) other income (expense), net, (iii) depreciation and amortization, (iv) interest income and expense, (v) those operating expenses also excluded from adjusted net income and, as appropriate (vi) stock-based compensation expense. The various measures of adjusted net income consist of GAAP net income, excluding: (i) acquisition-related charges; (ii) facility consolidation, manufacturing and distribution transfer and system integration charges; (iii) certain employee termination and related costs; (iv) charges associated with discontinued or withdrawn product lines; (v) charges related to restructuring our European subsidiaries; (vi) charges or gains related to litigation matters or disputes; (vii) intangible asset impairment charges; (viii) incremental professional and bank fees related to (a) the delayed filing of financial statements and (b) waivers or possibility of obtaining waivers under our revolving credit facility; (ix) charges recorded in connection with terminating defined benefit pension plans; (x) charges relating to the grant of restricted stock units in connection with the extension of the term of the CEO’s employment agreement; (xi) loss/gain related to the early extinguishment of convertible notes; (xii) non-cash interest expense related to the application of authoritative guidance for convertible debt instruments that may be settled in cash upon conversion ("FSP APB 14-1"); (xiii) the income tax expense/benefit related to these adjustments; (xiv) quarterly adjustments to income tax expense/benefit related to the cumulative impact of changes in estimated tax rates and certain infrequently occurring items; (xv) income tax expenses or gains related to restructuring our European subsidiaries; and (xvi) intangible asset amortization expense. Adjusted net income attributable to diluted shares is calculated by multiplying adjusted net income by the diluted share percentage. The various adjusted earnings per diluted share measures are calculated by dividing the applicable adjusted net income attributable to diluted shares by diluted weighted average shares outstanding.

The Company believes that the presentation of adjusted revenues and the various adjusted EBITDA, adjusted net income and adjusted earnings per diluted share measures provides important supplemental information to management and investors regarding financial and business trends relating to the Company’s financial condition and results of operations. Management uses non-GAAP financial measures in the form of adjusted revenues, adjusted EBITDA, adjusted EBITDA excluding stock-based compensation, adjusted net income, adjusted net income excluding intangible asset amortization, adjusted earnings per diluted share and adjusted earnings per diluted share excluding intangible asset amortization when evaluating operating performance because we believe that the inclusion or exclusion of the items described below, for which the amounts and/or timing may vary significantly depending upon the Company’s acquisition, integration, and restructuring activities, for which the amounts are non-cash in nature, or for which the amounts are not expected to recur at the same magnitude as we implement certain tax planning strategies, provides a supplemental measure of our operating results and profitability that facilitates comparability of our operating performance and profitability from period to period, against our business model objectives, and against other companies in our industry. We have chosen to provide this information to investors so they can analyze our operating results and profitability in the same way that management does and use this information in their assessment of our core business and the valuation of our Company.

Adjusted revenues, adjusted EBITDA, adjusted EBITDA excluding stock-based compensation, adjusted net income, adjusted net income excluding intangible asset amortization, adjusted earnings per diluted share and adjusted earnings per diluted share excluding intangible asset amortization are significant measures used by management for purposes of:

• supplementing the financial results and forecasts reported to the Company’s board of directors;

• evaluating, managing and benchmarking the operating performance and profitability of the Company;

• establishing internal operating budgets;

• determining compensation under bonus or other incentive programs;

• enhancing comparability from period to period;

• comparing performance with internal forecasts and targeted business models; and

• evaluating and valuing potential acquisition candidates.

The measure of adjusted revenues that we report reflects the growth in total revenues for the quarter and year ended December 31, 2009 adjusted for the effects of currency exchange rates on current period revenues. We provide this measure because changes in foreign currency exchange rates can distort our revenue growth favorably or unfavorably, depending upon the strength of the U.S. dollar in relation to the various foreign currencies in which we generate revenues. We generate significant revenues outside the United States in multiple foreign currencies including euros, British pounds, Swiss francs and Australian and Canadian dollars. We believe this measure provides useful information to determine the success of our international selling organizations in increasing sales of products in their local currencies without regard to fluctuations in currency exchanges rates, for which we have no control over.

The various measures of adjusted net income reflect GAAP net income adjusted for one or more of the following items, as applicable:

• Acquisition-related charges. Acquisition-related charges include in-process research and development charges, inventory fair value purchase accounting adjustments, impairments to existing intangible assets in connection with a subsequent acquisition, and legal, accounting and other outside consultants expenses directly related to acquisitions. Inventory fair value purchase accounting adjustments consist of the increase to cost of goods sold that occur as a result of expensing the "step up" in the fair value of inventory that we purchased in connection with acquisitions as that inventory is sold during the financial period. Although recurring given the ongoing character of our acquisition program, these acquisition-related charges are not factored into the evaluation of our performance by management after completion of acquisitions because they are of a temporary nature, they are not related to our core operating performance and the frequency and amount of such charges vary significantly based on the timing and magnitude of our acquisition transactions as well as the level of inventory on hand at the time of acquisition.

• Facility consolidation, manufacturing and distribution transfer charges. These charges, which include employee termination and other costs associated with exit or disposal activities and costs related to transferring manufacturing and/or distribution activities to different locations, result from rationalizing and enhancing our existing manufacturing, distribution and administrative infrastructure. Many of these cost-saving and efficiency-driven activities are identified as opportunities in connection with acquisitions that provide the Company with additional capacity or economies of scale. Although recurring in nature given management’s ongoing review of the efficiency of our manufacturing, distribution and administrative facilities and operations, management excludes these items when evaluating the operating performance of the Company because the frequency and amount of such charges vary significantly based on the timing and magnitude of the Company’s rationalization activities and are, in some cases, dependent upon opportunities identified in acquisitions, which also vary in frequency and magnitude.

• System implementation charges. System implementation charges consist of the non-capitalizable portion of internal labor and outside consulting costs related to the implementation of a global enterprise resource planning system. We have inherited many diverse business processes and different information systems through our numerous acquisitions. Accordingly, we are undertaking this initiative in order to standardize business processes globally and to better integrate all of our existing and acquired operations using one information system. Although recurring in nature given the expected timeframe to complete the implementation for our existing operations and our expectation to continue to acquire new businesses and operations, management excludes these charges when evaluating the operating performance of the Company because the frequency and amount of such charges vary significantly based on the timing and magnitude of the Company’s implementation activities and are, in some cases, dependent upon opportunities identified in acquisitions, which also vary in frequency and magnitude.

• Employee termination and related costs. Employee termination and related costs consist of charges related to significant reductions in force that are not initiated in connection with facility consolidations or manufacturing transfers and senior management level terminations. Management excludes these items when evaluating the Company’s operating performance because these amounts do not affect our core operations and because of the infrequent and/or large-scale nature of these activities.

• Charges associated with discontinued or withdrawn product lines. This represents charges taken and reductions in revenue recorded in connection with product lines that the Company discontinues or withdraws. Management excludes this item when evaluating the Company’s operating performance because of the infrequent nature of this activity or because many such product discontinuations are related to recent acquisitions.

• Charges related to restructuring our European subsidiaries. These amounts represent charges recorded in operating or non-operating expenses such as levies and fees paid to government authorities, legal, tax, accounting and consulting fees, and foreign currency gains and losses related to intercompany loan agreements incurred directly as a result of reorganizing our European subsidiaries and transfers of business assets between these legal entities. Management excludes this item when evaluating the Company’s operating performance because of the infrequent nature of this activity.

• Charges or gains related to litigation matters or disputes. These charges or gains include estimated losses, gains or actual settlements and judgments against or in favor of the Company related to litigation, disputes or similar matters. Management excludes these items when evaluating Integra’s operating performance because of the infrequent nature of these matters.

• Intangible asset impairment charges. This represents impairment charges recorded against various intangible assets, including completed or core technology, customer relationships, and tradenames. Such impairments result primarily from management decisions to discontinue or significantly reduce promoting certain product lines or tradenames, the inability to incorporate existing product technologies into product development programs, and other circumstances. Management excludes this item when evaluating the Company’s operating performance because of the infrequent and non-cash nature of this activity.

• Incremental professional and bank fees related to (a) the delayed filing of financial statements and (b) waivers or the possibility of obtaining waivers under our revolving credit facility. These charges include audit fee overruns from our independent registered accounting firm, fees for legal advice and consultations with our external counsel and incremental efforts by consultants, and fees paid to various banks in connection with waivers or the possibility of obtaining waivers related to the late filing of our Annual Report on Form 10-K for the year ended December 31, 2007 and certain non-financial debt covenants. Management excludes these items when evaluating the Company’s operating performance because such incremental amounts are not expected to be incurred again.

• Charges recorded in connection with terminating defined benefit pension plans. This charge represents the expense relating to the termination of defined benefit plans of our subsidiaries. Management excludes this item when evaluating the Company’s operating performance because of the infrequent nature of this item.

• Charge relating to the grant of restricted stock units in connection with the extension of the term of the CEO’s employment agreement. This charge was recognized in the third quarter of 2008 upon the grant of restricted stock units that were vested at the time of the grant on August 6, 2008. Management excludes this item when evaluating the Company’s operating performance because of the infrequent and non-cash nature of this item.

• Intangible asset amortization expense. Intangible assets are, by their nature, difficult to value with precision and to distinguish separately from goodwill, which is not amortized. We apply many subjective management assumptions in the initial and ongoing estimation of their fair value and it is difficult to estimate the amounts and timing over which their value is diminished. Accordingly, for these reasons and because of the non-cash nature of their amortization, management excludes this item when evaluating the Company’s operating performance.

• Loss/gain related to the early extinguishment of convertible notes. This amount represents the loss/gain recorded by the Company from repurchasing its convertible debt securities for more/less than their face value. Management excludes this item when evaluating the Company’s operating performance because of the infrequent nature of this activity.

• Non-cash interest expense related to the application of FASB Staff Position APB 14-1. FSP APB 14-1, which the Company adopted on January 1, 2009 with retroactive impact to all years, requires separate accounting for the liability and equity components of the Company’s convertible debt instruments, which may be settled in cash upon conversion, in a manner that reflects an applicable nonconvertible debt borrowing rate at the time that we issued such convertible debt instruments. Management excludes this item when evaluating the Company’s operating performance because of the non-cash nature of this activity and because it resulted from a change in accounting principles that were not applicable at the time such convertible notes were issued.

• Income tax expense (benefit) related to the above adjustments. Income tax expense is adjusted by the amount of additional tax expense or benefit that the Company estimates that it would record if it used non-GAAP results instead of GAAP results in the calculation of its tax provision, based on the statutory rate applicable to jurisdictions in which the above non-GAAP adjustments relate.

• Quarterly adjustments to income tax expense/benefit related to the cumulative impact of changes in estimated tax rates and certain infrequently occurring items. Income tax expense in the current quarter is adjusted by the cumulative impacts in that quarter of changes in income tax rates (statutory and estimated effective tax rates) and certain other infrequently occurring items (such as penalties, interest, and settlements with government tax authorities) that relate to prior periods. Management excludes this item when evaluating the Company’s current quarter operating performance because the cumulative impact in the current quarter of these items applies to prior periods and thus distorts the Company’s adjusted income tax rate in the current quarter. The year-to-date adjusted net income and adjusted diluted earnings per share measures are not adjusted by this item, as the cumulative impacts are properly reflected in the year-to-date adjusted results.

• Income tax expenses or gains related to restructuring our European subsidiaries. Income tax expense is adjusted by incremental tax provisions or benefits recorded directly as a result of reorganizing our European subsidiaries and transfers of business assets between these legal entities. Management excludes this item when evaluating the Company’s operating performance because of the infrequent nature of this activity.

Adjusted revenues, adjusted EBITDA, adjusted EBITDA excluding stock-based compensation, adjusted net income, adjusted net income excluding intangible asset amortization, adjusted earnings per diluted share, and adjusted earnings per diluted share excluding intangible asset amortization are not calculated in accordance with GAAP, and should be considered supplemental to, and not as a substitute for, or superior to, financial measures calculated in accordance with GAAP. Non-GAAP financial measures have limitations in that they do not reflect all of the revenues, costs or benefits associated with the operations of the Company’s business as determined in accordance with GAAP. As a result, you should not consider these measures in isolation or as a substitute for analysis of the Company’s results as reported under GAAP. The Company expects to continue to acquire businesses and product lines and to incur expenses of a nature similar to many of the non-GAAP adjustments described above, and exclusion of these items from its adjusted financial measures should not be construed as an inference that all of these revenue adjustments or costs are unusual, infrequent or non-recurring. Some of the limitations in relying on the adjusted financial measures are:

• The Company periodically acquires other companies or businesses, and we expect to continue to incur acquisition-related expenses and charges in the future. These costs can directly impact the amount of the Company’s available funds or could include costs for aborted deals which may be significant and reduce GAAP net income.

• The Company has initiated a long term effort to implement a global enterprise resource planning system, and we expect to continue to incur significant system implementation charges until that effort is completed. These costs can directly impact the amount of the Company’s available funds and reduce GAAP net income.

• All of the adjustments to GAAP net income have been tax affected at the Company’s actual tax rates. Depending on the nature of the adjustments and the tax treatment of the underlying items, the effective tax rate related to adjusted net income could differ significantly from the effective tax rate related to GAAP net income.

In the financial tables portion of the Press Release, the Company has included a reconciliation of GAAP reported revenues to adjusted revenues for the quarter and year ended December 31, 2009 and GAAP net income to adjusted EBITDA and adjusted EBITDA excluding stock-based compensation, GAAP net income to adjusted net income and adjusted net income excluding intangible asset amortization, and GAAP earnings per diluted share to adjusted earnings per diluted share and adjusted earnings per diluted share excluding intangible asset amortization used by management for the quarters and years ended December 31, 2009 and 2008. Also included are reconciliations for future periods.

Item 7.01 Regulation FD Disclosure.

Attached as Exhibit 99.1, and incorporated into this Item 7.01 by reference, is the Press Release issued on March 1, 2010 by the Company.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

99.1 Press release with attachments, dated March 1, 2010, issued by Integra LifeSciences Holdings Corporation

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Integra LifeSciences Holdings Corporation

March 1, 2010	By:	/s/ John B. Henneman, III

Name: John B. Henneman, III
Title: Executive Vice President, Finance & Administration, and Chief Financial Officer

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Exhibit Index

Exhibit No.	Description

99.1	Press release with attachments, dated March 1, 2010, issued by Integra LifeSciences Holdings Corporation